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Household Finance Corporation
HRSI Funding, Inc.                                                     Jul-97
Household Private Label Credit Card Master Trust II, Series 1994-2  20-Aug-97
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*** Trust Portfolio Activity Summary ***
Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate                                                        7.253%
   Annualized Gross Cash Yield                                        19.428%
   Annualized Default Rate                                             6.456%
   Annualized Portfolio Yield                                         12.972%
Delinquency status of accounts:          (Gross/Gross)
   30 - 59 days (Del Stat 1) ($)                                66,047,286.28
   30 - 59 days (Del Stat 1) (%)                                        4.42%
   60 - 89 days (Del Stat 2) ($)                                32,118,251.57
   60 - 89 days (Del Stat 2) (%)                                        2.15%
   90+ days (Del Stat 3+)($)                                    98,668,747.85
   90+ days (Del Stat 3+)(%)                                            6.61%
        Total ($)                                              196,834,285.70
        Total (%)                                                      13.19%
Collections
   Principal (discount applied)                                 80,833,195.83
   Finance Charge (discount applied)                            22,248,919.20
   Other                                                                 0.00
   Allocated Recoveries                                            760,545.68
   Total                                                       103,842,660.71
Aggregate Principal Shortfalls for Group 1                               0.00
Adjustment Payments                                                      0.00
Transfer Deposit Amount                                                  0.00
Charge-Off Activity
   Defaulted Receivables                                         7,645,809.91
   Defaulted Receivables Repurchased Pursuant to Article 2.07            0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03            0.00
   Defaulted Amount                                              7,645,809.91
*** Reallocated Investor Finance Charge and Administrative Collections *** Reallocated Investor Finance Charge & Administrative Collections 6,071,273.18
Investor Defaulted Amount                                        2,017,422.00
Series Adjusted Portfolio Yield                                       12.972%
*** Class A Invested Percentage Allocations ***
Class A Invested Percentage                                       82.0000000%
Fixed Class A Invested Percentage                                 82.0000000%
Class A Monthly Interest (Due) [Section 4.08(a)]                 1,998,750.00
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]                 0.00
Class A Additional Interest (Due) [Section 4.08(a)]                      0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]              0.00
Class A Investor Default Amount                                  1,654,286.04
Allocable Servicing Fee (Due) [Section 3]                          625,000.00
Previously unpaid Allocable Servicing Fee                                0.00
Class A Required Amount [Section 4.10 (a)]                               0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount [Section 4.13(a)]   0.00
     From Cash Collateral Account Withdrawals [Section 4.14(b)]           0.00
     From Subordinated Principal Collections [Section 4.15(a)]           0.00
     Total ("Funded Class A Required Amount")                            0.00
Class A Invested Percentage of Reallocated FC&A [Section4.11(a)] 4,978,444.01
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]          700,407.97
Funded Class A Required Amount                                           0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Servicing Fee
   [Section 4.1                                                        0.00
Total Available for Class A Invested Percentage Allocations      4,278,036.04
Class A Monthly Interest (Paid)                                  1,998,750.00
Overdue Class A Monthly Interest (Paid)                                  0.00
Class A Additional Interest (Paid)                                       0.00
Overdue Class A Additional Interest (Paid)                               0.00
Reimb. of Class A Investor Default Amount (Paid)                 1,654,286.04
Allocable Servicing Fee (Paid)                                     625,000.00
Previously unpaid Allocable Servicing Fee (Paid)                         0.00
Class A Interest Shortfall                                               0.00
Class A Additional Interest Shortfall                                    0.00
*** Class B Invested Percentage Allocations ***
Class B Invested Percentage                                        6.0000000%
Fixed Class B Invested Percentage                                  6.0000000%
Class B Monthly Interest (Due) [Section 4.08(b)]                   150,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]                 0.00
Class B Additional Interest (Due) [Section 4.08(b)]                      0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]              0.00
Class B Investor Default Amount                                    121,045.32
Excess current or overdue Class B Monthly Interest, Class B Additional
Interest or the cumulative Excess Interest                               0.00
Funding of Excess current or overdue Class B Monthly Interest, Class B Additional Interest or the cumulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]                      0.00
     From Cash Collateral Account Withdraw [Section 4.14(b)]            0.00
     From Subordinated Principal Collections allocable to the Collateral
    Invested Amount                                                    0.00
     Total Funded                                                        0.00
Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]                121,045.32
     From Cash Collateral Account Withdraw [Section 4.14(b)]            0.00
     From Subordinated Principal Collections allocable to the Collateral
    Invested Amount                                                    0.00
     Total Funded                                                  121,045.32
Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]  364,276.39
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]          214,276.39
Funded Excess current or overdue Class B Monthly Interest, Class B Additional
      Interest or the cumulative Excess Interest:                        0.00
Funded Class B Default Amount                                      121,045.32
Total Available for Class B Floating Allocations                   271,045.32
Class B Monthly Interest (Paid)                                    150,000.00
Overdue Class B Monthly Interest (Paid)                                  0.00
Class B Additional Interest (Paid)                                       0.00
Overdue Class B Additional Interest (Paid)                               0.00
Reimbursement Class B Investor Default Amount (Paid)               121,045.32
Class B Interest Shortfall                                               0.00
Class B Additional Interest Shortfall                                     0.00
*** Collateral Invested Percentage Allocations ***
Collateral Invested Percentage                                    12.0000000%
Fixed Collateral Invested Percentage                              12.0000000%
Collateral Monthly Interest (Due) [Section 4.08(c)]                249,902.25
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]              0.00
Collateral Additional Interest (Due) [Section 4.08(c)]                   0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]           0.00
Collateral Investor Default Amount                                 242,090.64
Collateral Invested Percentage of ReallocatedFC&A[Section4.11(b-1)]728,552.78
Amount that constitutes Excess FC&A [Section 4.11(b-1)]            728,552.78
 From Excess Reallocated FC&A to Fund Collateral Investor Default Amount
[Section 4.13(h                                                  242,090.64
Total Available for Collateral Invested Percentage Allocations     242,090.64
Collateral Monthly Interest (Paid)                                 249,902.25
Overdue Collateral Monthly Interest (Paid)                               0.00
Collateral Additional Interest (Paid)                                    0.00
Overdue Collateral Additional Interest (Paid)                            0.00
Reimbursement of Collateral Default Amount (Paid)                  242,090.64
Collateral Interest Shortfall                                            0.00
Collateral Additional Interest Shortfall                                 0.00
Series 1994-2 Monthly Interest
    Collateral Rate Cap                                            6.6640600%
    Collateral Monthly Interest (Subject to Collat. Rate Cap)      249,902.25
    Series 1994-2 Monthly Interest                               2,398,652.25
*** Reimbursement of Shortfalls ***
Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]        700,407.97
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]        214,276.39
      Excess Collateral Interest ReallocatedFC&A[Section4.11(b-1)] 728,552.78
         Total                                                   1,643,237.14
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]               0.00
    Allocated to reimburse Class A Investor Charge-Offs[Section4.13(b)] 0.00 Allocated to pay current or overdue Class B Monthly Interest, Class B
   Add'l Interest or the Cumulative Excess Interest Amt[Section4.13(c)]0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.13(d)]
                                                                 121,045.32
    Allocated to reimburse Class B Invested Amount reductions [Section
   4.13(e)]                                                            0.00
    Allocated to Collateral Monthly Interest [Section 4.13(f)]     249,902.25
    Allocated to unpaid Allocated Servicing Fee from previous periods
   [Section 4.13(g)]                                                   0.00
    Allocated to fund the Collateral Default Amt [Section4.13(h)] 242,090.64 Allocated to reimburse Collateral Invested Amount reductions [Section
     4.13(i)]                                                           0.00
    Allocated to the Cash Collateral Account [Section 4.13(j)]           0.00
    Allocated pursuant to the Collateral Agreemt[Section4.13(k)] 1,030,198.93
Subordinated Principal Collections [Section 4.15]                3,839,153.80
   Allocated to Class A Required Amount [Section 4.15(a)]                0.00
   Allocated to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative Excess Interest Amount [Section
    4.15(b)]                                                             0.00
    Allocated to fund the Class B Investor Default Amt [Section 4.15(c)] 0.00 *** Amortization Allocations ***
Accumulation Period Determination
    Required Aggregate Accumulation Amount                                N/A
    Accumulation Period Amount                                            N/A
    Accumulation Period Length                                            N/A
         Accumulation Period?                                              NO
Amortization Events
   Three Month Average Series Adjusted Portfolio Yield Test     Not Triggered
   Other Amortization Events                                    Not Triggered
Transaction Period                                                  REVOLVING
Principal Allocation Percentage                                   26.3859817%
Available Investor Principal Collections
     Investor Principal Collections                             20,544,527.71
     Subordinated Principal Collections                                  0.00
     Series Allocable Miscellaneous Payments                             0.00
     Series 1994-2 Excess Principal Collections                          0.00
     [Subordinated Series Reallocated Principal Collections]             0.00
     Available Investor Principal Collections                   20,544,527.71
Collateral Principal Collections                                 2,801,526.51
Class A Controlled Amortization Amount                                   0.00
Class A Controlled Distribution Amount                                   0.00
Class A Monthly Principal (Due) [Section 4.09(a)]                        0.00
Class A Monthly Principal (Paid)                                         0.00
Class A Deficit Controlled Amortization Amount                           0.00
Total Available to Pay Class B Monthly Principal                23,346,054.22
Class B Controlled Amortization Amount                                   0.00
Class B Controlled Distribution Amount                                   0.00
Class B Monthly Principal (Due) [Section 4.09(b)]                        0.00
Class B Monthly Principal (Paid)                                         0.00
Class B Deficit Controlled Amortization Amount                           0.00
Available Investor Prin. Collections (after paying A &B)         20,544,527.71
Collateral Monthly Principal (Due) [Section 4.09(c)]                     0.00
Collateral Monthly Principal (Paid)                                      0.00

Series 1994-2 Principal Shortfall                                        0.00
Trust Excess Principal Collections                              23,346,054.22
*** Funding Accounts ***
Principal Funding Account deposit                                        0.00
Withdraw of Funded Deficit Controlled Amortization Amount                0.00
Withdraw of Excess (Paid to Seller)                                      0.00
Principal Funding Account Balance                                        0.00
Funded Deficit Controlled Amortization Amount                            0.00
[ Class B Principal Funding Account deposits                             0.00
 Principal Distributed to Class B Certificateholders                     0.00
 Class B Principal Funding Account Balance                                N/A
 Class A Interest Payment/Deposit
   from Collection Account                                       1,998,750.00
   from Principal Funding Account                                        0.00
   Paid to Class A Certificateholders                            1,998,750.00
   Interest Funding Account Balance                                      0.00
 Class B Interest Payment/Deposit
   from Collection Account                                         150,000.00
   from Principal Funding Account                                        0.00
   Paid to Class B Certificateholders                              150,000.00
   Interest Funding Account Balance]                                     0.00
Class A Investor Charge-Offs                                             0.00
Reimbursement of Class A Investor Charge-Offs                            0.00
Cumulative Unreimbursed Class A Investor Charge-Offs                     0.00
Reduction of Class B Invested Amount (Other than Class B ICO)            0.00
Class B Investor Charge-Offs                                             0.00
Reimbursement of Class B Investor Charge-Offs                            0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions      0.00
Reduction of the Collateral Invested Amount (Other than Collateral CO)   0.00
Collateral Charge-Offs                                                   0.00
Reimbursement of Collateral Invested Amount reductions                   0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions            0.00
Previous month's ending Collateral Invested Amount              45,000,000.00
Current Month's ending Collateral Invested Amount               45,000,000.00
Unpaid current Allocated Servicing Fee                                   0.00
Reimbursement of unpaid Allocated Servicing Fee                          0.00
Cumulative unreimbursed unpaid Allocated Serving Fee                     0.00
Total Distributions to Class A,B,CIA (prin & int & defaults) 4,416,074.25 *** Receivables Outstanding & Invested Amounts ***
Principal Receivables outstanding [Last Month]               1,421,209,204.70
Average Principal outstanding based upon additional accounts 1,421,209,204.70
Principal Receivables outstanding [End of Month]             1,364,341,369.37
Finance Charge and Administrative Receivables outstanding      128,423,511.61
Class A Invested Amount                                        307,500,000.00
Class B Invested Amount                                         22,500,000.00
Collateral Invested Amount                                      45,000,000.00
Invested Amount                                                375,000,000.00
Series Adjusted Invested Amount                                375,000,000.00
    Revolving or Accumulation Period                           375,000,000.00
    Controlled Amortization  Period                                       N/A
        Seller Specified Numerator                                       0.00
        125% Amount                                                      0.00
    Early Amortization  Period                                            N/A
Series Required Seller Amount                                   37,500,000.00
Required Collateral Amount                                      45,000,000.00
Available Collateral Amount                                     45,000,000.00
Class A Certificate Balance                                    307,500,000.00
Class B Certificate Balance                                     22,500,000.00
*** Cash Collateral Account ***
Cash Collateral Account [Section 4.14]
   Begin Balance                                                         0.00
   Deposit of Excess Collections                                         0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                                        0.00
      To reimburse Class A Investor Charge-Offs                          0.00
      To pay current or overdue Class B Monthly Interest, Class B Additional
     Interest or the Cumulative Excess Interest Amount                 0.00
      To fund the Class B Investor Default Amount                        0.00
      To reimburse Class B Invested Amount reductions                    0.00
             Total                                                       0.00
   Deposit of Collateral Monthly Principal                               0.00
   Net Available                                                         0.00
   Required Cash Collateral Amount                                       0.00
   Collateral Surplus                                                    0.00
   Cash Collateral Account Surplus                                       0.00
   End Balance                                                           0.00
Collateral Surplus (Prime)                                               0.00
Cash Collateral Account Surplus (Prime)                                  0.00


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Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2
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CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest                         6.500000
   2. Principal distribution per $1,000 interest                     0.000000
   3. Interest distribution per $1,000 interest                      6.500000
B. Performance of Trust
   1. Collections of Receivables
      (a) Total Collections                                    103,842,660.71
      (b) Collections of Finance Charge & Admin Receivables     23,009,464.88
      (c) Collections of Principal                              80,833,195.83
   2. Allocation of Receivables
      (a) Class A Invested Percentage                             82.0000000%
      (b) Principal Allocation Percentage                                 N/A
   3. Class A Principal
      (a) Total Amount Paid / Deposited to Principal Funding Account      N/A
      (b) Total amount on deposit in Principal Funding Account            N/A
   4. Delinquent Balances            (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)                      66,047,286.28
           (%)                                                          4.42%
      (b) 60 - 89 days (Del Stat 2) -- ($)                      32,118,251.57
            (%)                                                         2.15%
      (c) 90+ days (Del Stat 3+) -- ($)                         98,668,747.85
                      (%)                                               6.61%
   5. Class A Investor Default Amount                            1,654,286.04
   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution Date(s)
          with respect to the Payment Date                         0.000000
      (b) The amount of Item 6(a) per $1,000 interest                0.000000
      (c) Total reimbursed to Trust in respect of Class A Investor
          Charge-Offs                                              0.000000
      (d) The amount of Item 6(c) per $1,000 interest                   0.000
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as
        of the end of such Payment Date                          0.000000
   7. Allocable Servicing Fee paid for the Distribution Date(s) with respect
          to the Payment Date                                    625,000.00
   8. Deficit Controlled Amortization Amount for such Payment Date       0.00
C. Class A Pool Factor                                             1.00000000
D. Receivables Balances
   1. Principal Receivables as of close of business on the last day of the
      preceding Due Period                                 1,364,341,369.37
   2. Finance Charge and Administrative Receivables as of the close of
      business on the last day of the preceding Due Period   128,423,511.61
E. Class B Certificates
   1. Class B Invested Amount as of the end of the Payment Date 22,500,000.00
   2. Available Collateral Invested Amount as of the end of the Payment Date
                                                              45,000,000.00

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Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2
*****************************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest                         6.666667
   2. Principal distribution per $1,000 interest                     0.000000
   3. Interest distribution per $1,000 interest                      6.666667
B. Performance of Trust
   1. Collections of Receivables
      (a) Total Collections                                    103,842,660.71
      (b) Collections of FC&A                                   23,009,464.88
      (c) Collections of Principal                              80,833,195.83
   2. Allocation of Receivables
      (a) Class B Invested Percentage                              6.0000000%
      (b) Principal Allocation Percentage                                 N/A
   3. Class B Principal
      (a) Total Amount Paid / Deposited to the Principal Funding Account   NA
      (b) Total amount on deposit in Principal Funding Account             NA
   4. Delinquent Balances                        (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)                      66,047,286.28
           (%)                                                          4.42%
      (b) 60 - 89 days (Del Stat 2) -- ($)                      32,118,251.57
            (%)                                                         2.15%
      (c) 90+ days (Del Stat 3+) -- ($)                         98,668,747.85
                      (%)                                               6.61%
   5. Class B Investor Default Amount                              121,045.32
   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the
         Distribution Date(s) with respect to the Payment Date     0.000000
      (b) The amount of Item 6(a) per $1,000 interest                0.000000
      (c) Total reimbursed to Trust in respect of Class B Investor
         Charge-Offs and other reductions                          0.000000
      (d) The amount of Item 6(c) per $1,000 interest                0.000000
      (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as
           of the end of such Payment Date                           0.000000
   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business on the
         Payment Date                                              0.000000
      (b) Available Cash Collateral Amount as a percent of the Class B Invested Amt, each at close of business on the Payment Date 0.00%
   8. Available Collateral Invested Amount                      45,000,000.00
   9. Deficit Controlled Amortization Amount for such Payment Date       0.00
C. Class B Pool Factor                                             1.00000000
D. Receivables Balances
   1. Principal Receivables as of close of business on the last day of the
      preceding Due Period                                 1,364,341,369.37
   2. Finance Charge and Administrative Receivables as of the close of
      business on the last day of the preceding Due Period   128,423,511.61